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                             LEASE AMENDMENT NO. 1

     This LEASE AMENDMENT NO. 1 (the "Amendment") is entered into as of this ___ of _____, 1999, by and between S/I NORTHCREEK II, LLC, A WASHINGTON LIMITED LIABILITY COMPANY ("Landlord"), and MICROVISION, INC., A WASHINGTON CORPORATION ("Tenant").

                                  RECITALS

     A. Landlord and Tenant entered into that certain Lease dated October 28, 1998 (the "Lease"). The Lease covers those certain premises (the "Premises") consisting of approximately 67,471 rentable square feet in Building F, as located in the North Creek Technology Campus I, Bothell, King County, Washington, which Premises are more particularly described in the Lease.

     B. Landlord and Tenant now desire to amend the Lease on the terms and conditions contained in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. TERMS. Capitalized terms used in this Amendment and not defined herein shall have the meaning given to them in the Lease.

     2. SECTION 3.01(d)(2)(bb). Section 3.01(d)(2)(bb) is hereby amended to include, in addition to Landlord's payment of the sum of $25.00 per square foot of the Building F Premises, Landlord's payment of an additional tenant improvement allowance in the sum of $30,000.00 to be used for construction of the Building F Tenant Improvements pursuant to the Tenant Improvement Plans for Building F.

     3. SECTION 1.01(a). Pursuant to Section 3.01(d)(2)(cc) and Tenant's written election made thereunder, the Base Rent for the Building F Premises is increased by $6,972.50 per month for each month of the initial Lease Term, which amount is agreed by the parties to amortize the $420,000.00 portion of the total amount of excess costs for the Building F Tenant Improvements paid by Landlord over the initial Term of this Lease at a 10.47% effective annual amortization rate.

     4. RATIFICATION. Except as expressly set forth in this Amendment, the terms and provisions of the Lease shall remain in full force and effect and are hereby ratified by the parties.

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     5.   COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


LANDLORD:

S/I NORTHCREEK II, LLC, a
Washington limited liability company


By:
   --------------------------------
   Its:
       ----------------------------


TENANT:

MICROVISION, INC., a
Washington corporation

By:
   --------------------------------
   Its:
       ----------------------------


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